    As filed with the Securities and Exchange Commission on October __, 1999
                                                     REGISTRATION NO. 333-58971
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                -----------------


                             KEYSTONE PROPERTY TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         MARYLAND                                               84-1246585*
 (STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)

                         200 FOUR FALLS CORPORATE CENTER
                                    SUITE 208
                      WEST CONSHOHOCKEN, PENNSYLVANIA 19428
                                 (484) 530-1800
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                             -----------------------
                                JEFFREY E. KELTER
                                    PRESIDENT
                             KEYSTONE PROPERTY TRUST
                         200 FOUR FALLS CORPORATE CENTER
                                    SUITE 208
                      WEST CONSHOHOCKEN, PENNSYLVANIA 19428
                                 (484) 530-1800
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                             -----------------------
                                   COPIES TO:
                               BONNIE A. BARSAMIAN
                               ROBERT E. KING, JR.
                               ROGERS & WELLS LLP
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

*I.R.S. Employer Identification Number of American Real Estate Investment Corporation, the predecessor of the Registrant prior to the merger described herein.

      Approximate date of commencement of proposed sale to the public: From time to time or at one time after the effective date of the Registration Statement as determined by market conditions.
                             -----------------------
      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|;

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. |_|

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                            -----------------------


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                                EXPLANATORY NOTE

         Effective October 13, 1999, our predecessor American Real Estate Investment Trust Corporation, a Maryland corporation, merged with and into us in order to convert its corporate form from a Maryland corporation to a Maryland real estate investment trust. We were the surviving entity of the merger. We succeeded to all of the rights, powers, property and assets of our predecessor and assumed all of its liabilities, debts and obligations.

         Pursuant to Rule 414(d) under the Securities Act of 1933, as amended (the "Act"), we hereby adopt our predecessor's Registration Statement on Form S-3 (File No. 333-58971) as our own Registration Statement for all purposes of the Act and the Securities Exchange Act of 1934, as amended. All references made in our predecessor's Registration Statement to our predecessor and its properties and assets shall be deemed to be references to us and our properties and assets. All references made in our predecessor's Registration Statement to American Real Estate Investment, L.P. shall be deemed to be references to Keystone Operating Partnership, L.P. All references in our predecessor's Registration Statement to our predecessor's Charter shall be deemed to be references to our Declaration of Trust. All references made in our predecessor's Registration Statement to Directors shall be deemed to be references to Trustees. All references made in our predecessor's Registration Statement to shares of its Common Stock shall be deemed to be references to our Common Shares, par value $.001 per share. All references made in our predecessor's Registration Statement to shares of its Preferred Stock shall be deemed to be references to our Preferred Shares, par value $.001 per share.

         We hereby expressly affirm our succession by operation of law pursuant to this merger of all of our predecessor's rights, powers and obligations under our predecessor's Registration Statement.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         We incorporate by reference into this Post-Effective Amendment No. 1 the following documents which we previously filed with the Commission under the File Number 1-12514:

                  (a) our Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

                  (b) our Quarterly Reports on Form 10-Q for the calendar quarters ended March 31, 1999 and June 30, 1999;

                  (c) our Current Report on Form 8-K filed January 23, 1998, our Current Report on Form 8-K/A filed February 24, 1998, our Current Reports on Form 8-K filed April 10, 1998 and May 15, 1998, our Current Report on Form 8-K/A filed June 10, 1998, our Current Report on Form 8-K filed July 7, 1998, our Current Report on Form 8-K/A filed July 14, 1998, our Current Report on Form 8-K filed August 13, 1998, our Current Report on Form 8-K filed September 3, 1998, our Current Report on Form 8-K filed November 13, 1998, our Current Report on Form 8-K filed December 18, 1998, our Current Report on Form 8-K filed January 8, 1999, our Current Report on Form 8-K/A filed January 13, 1999, our Current Report on Form 8-K filed August 20, 1999, our Current Report on Form 8-K filed on October 12, 1999, and our Current Report on Form 8-K filed on October 13, 1999;

                  (d) the description of our capital stock and the description of the limited partnership interests of Keystone Operating Partnership, L.P., our operating partnership, contained in our Registration Statement on Form 8-A/A filed on October 14, 1999 (including any amendments or reports filed for the purpose of updating such description); and

                  (e) all other reports we have filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act since December 31, 1998.

         When we file documents in accordance with Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act between the date of this Post-Effective Amendment No. 1 and the time we file any future post-effective amendments to the Registration Statement saying some or all the securities which are the subject of that Registration Statement have been sold or deregistering any securities which have not been sold, the documents we file will be incorporated into this Post-Effective Amendment No. 1 and will be a part of it beginning on the date the documents are filed. If any document which we file changes anything said in this Post-Effective Amendment No. 1 or in an earlier document which is incorporated into this Post-Effective Amendment No. 1, the later document will modify or supersede what is said in this Post-Effective Amendment No. 1 or the earlier document.

         We will provide, without charge, at the written or oral request of anyone, including any beneficial owner, to whom this Post-Effective Amendment No. 1 is delivered, copies of the documents incorporated by reference in this Post-Effective Amendment No. 1, other than exhibits to those documents which are not specifically incorporated by reference. Requests should be directed to:
Keystone Property Trust, 200 Four Falls Corporate Center, Suite 208, West Conshohocken, PA 19428, Attention: Investor Relations (Telephone:
(484) 530-1800).

                                     PART II
Item 16.  Exhibits


   EXHIBITS

     2.1 Articles of Merger (incorporated by reference to Exhibit 2.1 of our Form 8-K, filed with the Commission on October 13, 1999
                 (File 1-12514)).
     2.2 Agreement and Plan of Merger (incorporated by reference to Exhibit 2.2 of our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     3.1 Declaration of Trust of the Registrant (incorporated by reference to Exhibit 3.1 of our Registration Statement on Form
                 S-3, filed with the Commission on October 15, 1999 (File
                 333-89095)).
     3.2         Articles Supplementary of the Registrant relating to our Series
                 A Convertible Preferred Stock (incorporated by reference to
                 Exhibit 3.2 of our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     3.3         Articles Supplementary of the Registrant relating to the Series
                 B Convertible Preferred Stock (incorporated by reference to
                 Exhibit 3.3 of our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     3.4         Articles Supplementary of the Registrant relating to our Series
                 C Convertible Preferred Stock (incorporated by reference to
                 Exhibit 3.4 of our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     3.5         By-Laws of the Registrant (incorporated by reference to Exhibit
                 3.5 of our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     3.6 Specimen of Share Certificate (incorporated by reference to our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     5.1         Opinion of Rogers & Wells LLP (incorporated by reference to
                 Exhibit 5.1 of our Registration Statement on Form S-3 filed on
                 July 13, 1998 (File 333-58971)).
     5.2         Opinion of Piper & Marbury L.L.P. (incorporated by reference to
                 Exhibit 5.2 of our Registration Statement on Form S-3 filed on
                 July 13, 1998 (File 333-58971)).
     8.1         Opinion of Rogers & Wells LLP regarding tax matters
                 (incorporated by reference to Exhibit 8.1 of our Registration
                 Statement on Form S-3 filed on July 13, 1998 (File 333-58971)).
    23.1         Consent of Rogers & Wells LLP (included in Exhibit 5.1).
    23.2         Consent of Piper & Marbury L.L.P. (included in Exhibit 5.2).


                                       2
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

    23.3         Consent of Arthur Andersen LLP.
    24.1 Powers of Attorney (incorporated by reference to Exhibit 24.1 of our Registration Statement on Form S-3 filed on July 13,
                 1998 (File 333-58971)).




                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant hereby certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Conshohocken, Pennsylvania on October __, 1999.

                                     KEYSTONE PROPERTY TRUST



                                     /s/ TIMOTHY A. PETERSON
                                     -----------------------------------
                                     BY: Timothy A. Peterson
                                         Executive Vice President



                                  EXHIBIT INDEX


   EXHIBITS

     2.1 Articles of Merger (incorporated by reference to Exhibit 2.1 of our Form 8-K, filed with the Commission on October 13, 1999
                 (File 1-12514)).
     2.2 Agreement and Plan of Merger (incorporated by reference to Exhibit 2.2 of our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     3.1 Declaration of Trust of the Registrant (incorporated by reference to Exhibit 3.1 of our Registration Statement on Form
                 S-3, filed with the Commission on October 15, 1999 (File
                 333-89095)).
     3.2         Articles Supplementary of the Registrant relating to our Series
                 A Convertible Preferred Stock (incorporated by reference to
                 Exhibit 3.2 of our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     3.3         Articles Supplementary of the Registrant relating to the Series
                 B Convertible Preferred Stock (incorporated by reference to
                 Exhibit 3.3 of our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     3.4         Articles Supplementary of the Registrant relating to our Series
                 C Convertible Preferred Stock (incorporated by reference to
                 Exhibit 3.4 of our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     3.5         By-Laws of the Registrant (incorporated by reference to Exhibit
                 3.5 of our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     3.6 Specimen of Share Certificate (incorporated by reference to our Registration Statement on Form S-3, filed with the Commission on October 15, 1999 (File 333-89095)).
     5.1         Opinion of Rogers & Wells LLP (incorporated by reference to
                 Exhibit 5.1 of our Registration Statement on Form S-3 filed on
                 July 13, 1998 (File 333-58971)).
     5.2         Opinion of Piper & Marbury L.L.P. (incorporated by reference to
                 Exhibit 5.2 of our Registration Statement on Form S-3 filed on
                 July 13, 1998 (File 333-58971)).

                                       3


     8.1         Opinion of Rogers & Wells LLP regarding tax matters
                 (incorporated by reference to Exhibit 8.1 of our Registration
                 Statement on Form S-3 filed on July 13, 1998 (File 333-58971)).
    23.1         Consent of Rogers & Wells LLP (included in Exhibit 5.1).
    23.2         Consent of Piper & Marbury L.L.P. (included in Exhibit 5.2).
    23.3         Consent of Arthur Andersen LLP.
    24.1 Powers of Attorney (incorporated by reference to Exhibit 24.1 of our Registration Statement on Form S-3 filed on July 13,
                 1998 (File 333-58971)).



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